UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-06094

Exact name of registrant as specified in charter:	Aberdeen Latin America Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5205

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders. –

Aberdeen Latin America Equity Fund, Inc.

Semi-Annual Report

June 30, 2014

Aberdeen

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Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Latin America Equity Fund, Inc. (the “Fund”) for the six-months ended June 30, 2014. The Fund’s principal investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity securities.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was 5.2% for the six months ended June 30, 2014 and assuming the reinvestment of dividends and distributions, versus a return of 7.2%, for the Fund’s benchmark, the Morgan Stanley Capital International (“MSCI”) Emerging Markets Latin America Index[1] (“MSCI EM Latin America Index”). The Fund’s total return for the six months ended June 30, 2014 is based on the reported NAV at period end.

Share Price and NAV

For the six months ended June 30, 2014, based on market price, the Fund’s total return was 6.6%, assuming reinvestment of dividends and distributions. The Fund’s share price increased 6.6% over the six months from $28.05 on December 31, 2013 to $29.89 on June 30, 2014. The Fund’s share price on June 30, 2014 represented a discount of 9.0% to the NAV per share of $32.85 on that date, compared with a discount of 10.2% to the NAV per share of $31.22 on December 31, 2013.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended June 30, 2014, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5205; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of our ongoing commitment to provide information to our shareholders, I invite you to visit the Fund on the web at www.aberdeenlaq.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, and view portfolio charting and other timely data.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where you can watch fund manager web casts and view our latest short films. For replays of recent broadcasts or to register for upcoming events, please visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

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Please contact Aberdeen Asset Management Inc. by:

•   calling toll free at 1-866-839-5205 in the United States;

•   emailing InvestorRelations@aberdeen-asset.com;

•   visiting Aberdeen Closed-End Fund Center at http://www.aberdeen-asset.us/aam.nsf/usClosed/home;

•   visiting www.aberdeenlaq.com.

Yours sincerely,

Christian Pittard
President

[1]             The MSCI EM Latin America Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets in Latin America. The MSCI EM Latin America Index consists of the following 5 emerging market country indexes: Brazil, Chile, Colombia, Mexico, and Peru. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Latin America Equity Fund, Inc.      1

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Report of the Investment Adviser (unaudited)

Market review

Latin American equities posted gains during the six-month period ended June 30, 2014. Brazil and Colombia were among the strongest-performing markets, while Chile and Mexico lagged the overall Latin American market. Investor sentiment at the beginning of 2014 was initially dampened by the continued scaling back of U.S. monetary stimulus, Argentina’s currency devaluation and concerns about slower economic growth in China. However, the Latin American markets later rebounded to end the period with healthy gains. In particular, Brazil’s stock market and currency, the real, rallied after polls showed a dip in President Dilma Rousseff’s approval rating. Colombia’s stock market performed well after Juan Manuel Santos was re-elected as president, allowing him to continue efforts to broker a peace deal with rebel forces. Conversely, Mexico lagged the overall market as first-quarter economic growth disappointed, although signs of a recovery in manufacturing and retail sales emerged towards the end of the period. The Chilean market also trailed its regional peers on concerns over the economic impact of the new government’s corporate tax hike.

Fund performance review

Fund performance for the reporting period was hindered largely by negative stock selection in Brazil – most notably holdings in miner Vale SA, ADR and retailer CIA Hering.

Shares of Vale SA, ADR were weighed down by weak iron ore prices. Cia Hering underperformed as domestic demand hampered sales, while it continued to restructure its business. Chilean Coca-Cola bottler Embotelladora Andina SA, Class B, Preferred Shares was another detractor. Given that about 20% of the company’s pre-tax earnings are derived from Argentina, the company’s shares fell on concerns over the devaluation of the Argentine peso and its impact on Embotelladora Andina SA, Class B, Preferred Shares’s operations. However, better-than-expected first-quarter results led the stock to rally towards the end of the period.

Losses were mitigated by good performance from some of the Fund’s Mexican and Brazilian holdings. In Mexico, airport operator Grupo Aeroportuario del Centro Norte SAB de CV, ADR was a key contributor to the Fund’s performance relative to the benchmark MSCI Emerging Markets Latin America Index, buoyed by robust growth in passenger numbers. Despite the difficult consumer environment in Brazil, retailers Lojas Renner SA and Arezzo Industria e Comercio SA outperformed the overall Latin American market, as they posted solid first-quarter results. Shares of Brazilian port operator Wilson Sons Ltd., BDR also performed well, thanks to healthy volume growth and strength across its business divisions.

Outlook

While Latin American stock markets appear to be gaining steam after a sluggish start to the year, we believe that economic activity may remain subdued against the backdrop of slowing global growth. Tax hikes in Mexico and Chile also may potentially weigh on short-term economic activity. In Brazil, we think that attention may soon shift from soccer fields to ballot boxes. In our view, a tight presidential race increases the chances of a more market-friendly government being elected. But at the same time, investors have expressed concerns that the World Cup and the elections are delaying necessary reforms, with the country in “wait-and-see” mode until October. On the other hand, much optimism rides on Mexico’s landmark energy reform, but we feel that this also risks being bogged down by political bargaining. Despite the macroeconomic uncertainty, we remain confident in our holdings’ ability to maintain earnings growth in the long term. We believe that their cost discipline and sensible management will put them in good positions to benefit from the eventual cyclical recovery.

Aberdeen Asset Managers Limited

2      Aberdeen Latin America Equity Fund, Inc.

Portfolio Composition (unaudited)

The following chart summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 70 industries and 171 subindustries. An industry classification standard sector can include more than one industry group. As of June 30, 2014, the Fund did not have more than 25% of its assets invested in any industry group. The sectors, as classified by GICS Sectors, are comprised of several industries.

As of June 30, 2014, the Fund held 99.0% of its net assets in equities and 1.0% in other assets in excess of liabilities.

Top Ten Holdings (unaudited)

The following were the Fund’s top ten holdings as of June 30, 2014:

Name of Security	Percentage of Net Assets
Banco Bradesco SA	8.5%
Petroleo Brasileiro SA, ADR, Preferred Shares	7.7%
Vale SA, ADR	6.9%
Itau Unibanco Holding SA, ADR, Preferred Shares	5.2%
Lojas Renner SA	4.4%
Grupo Financiero Banorte SAB de CV	4.2%
Multiplan Empreendimentos Imobiliarios SA	3.7%
AMBEV SA	3.7%
Fomento Economico Mexicano SAB de CV, ADR	3.6%
Ultrapar Participacoes SA, ADR	3.0%

Aberdeen Latin America Equity Fund, Inc.      3

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the MSCI EM Latin America Index, the Fund’s benchmark, for the 1-year, 3-year, 5-year and 10-year periods ended June 30, 2014.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	6.4%	-1.5%	11.3%	18.5%
Market Value	6.6%	-1.5%	11.4%	19.8%
MSCI EM Latin America Index	9.0%	-6.1%	5.5%	15.5%

Aberdeen Asset Managers Limited has entered into a written contract with the Fund to waive fees, without which performance would be lower. See Note 3 in the Notes to Financial Statements. This contract aligns with the term of the advisory agreement and may not be terminated prior to the next annual consideration of the advisory agreement. Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment and direct stock purchase plan sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV on each period end. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenlaq.com or by calling 866-839-5205.

The annualized gross operating expense ratio based on the six-month period ended June 30, 2014 is 1.27%. The annualized net operating expense ratio after fee waivers is 1.25%.

4      Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of June 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS—99.0%
COMMON STOCKS—82.0%
ARGENTINA—2.8%
ENERGY EQUIPMENT & SERVICES—2.8%
147,000	Tenaris SA, ADR	$6,931,050
BRAZIL—51.1%
BANKS—8.5%
1,426,970	Banco Bradesco SA	20,821,685
BEVERAGES—3.7%
1,270,830	AMBEV SA	9,064,621
COMMERCIAL SERVICES & SUPPLIES—1.1%
154,200	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	2,671,544
DIVERSIFIED FINANCIAL SERVICES—1.5%
680,563	BM&F Bovespa SA	3,569,914
FOOD PRODUCTS—1.6%
158,368	BRF SA	3,827,495
HEALTH CARE PROVIDERS & SERVICES—1.5%
831,000	OdontoPrev SA	3,572,980
MACHINERY—1.4%
266,297	WEG SA	3,409,614
METALS & MINING—6.9%
1,277,359	Vale SA, ADR	16,899,460
MULTILINE RETAIL—4.4%
333,096	Lojas Renner SA	10,673,545
OIL, GAS & CONSUMABLE FUELS—3.3%
46,000	Petroleo Brasileiro SA, ADR	672,980
315,000	Ultrapar Participacoes SA, ADR	7,434,000
		8,106,980
PERSONAL PRODUCTS—2.6%
375,000	Natura Cosmeticos SA	6,322,132
REAL ESTATE MANAGEMENT & DEVELOPMENT—3.7%
393,334	Multiplan Empreendimentos Imobiliarios SA	9,132,398
ROAD & RAIL—1.8%
274,050	Localiza Rent a Car SA	4,519,748
SOFTWARE—1.2%
176,000	Totvs SA	3,026,929
SPECIALTY RETAIL—1.6%
397,000	Cia Hering	3,996,053
TEXTILES, APPAREL & LUXURY GOODS—2.7%
470,254	Arezzo Industria e Comercio SA	6,717,002
TOBACCO—1.7%
400,000	Souza Cruz SA	4,122,200

Aberdeen Latin America Equity Fund, Inc.       5

Portfolio of Investments (unaudited) (continued)

As of June 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
BRAZIL (continued)
TRANSPORTATION INFRASTRUCTURE—1.9%
289,400	Wilson Sons Ltd., BDR	$4,584,295
		125,038,595
CHILE—6.8%
AIRLINES—0.1%
23,143	Latam Airlines Group SA*	311,773
BANKS—3.5%
11,653,724	Banco de Chile	1,549,503
25,113,969	Banco Santander Chile	1,655,297
199,000	Banco Santander Chile, ADR	5,263,550
		8,468,350
BEVERAGES—0.4%
540,000	Vina Concha y Toro SA	1,093,641
ELECTRIC UTILITIES—0.5%
3,780,000	Enersis SA	1,274,092
INDUSTRIAL CONGLOMERATES—0.1%
18,518	Antarchile SA	240,259
INFORMATION TECHNOLOGY SERVICES—0.6%
592,000	Sonda SA	1,391,644
MULTILINE RETAIL—0.3%
77,000	S.A.C.I. Falabella	697,576
OIL, GAS & CONSUMABLE FUELS—0.5%
98,000	Empresas COPEC SA	1,275,933
PAPER & FOREST PRODUCTS—0.3%
298,570	Empresas CMPC SA	650,627
REAL ESTATE MANAGEMENT & DEVELOPMENT—0.5%
692,000	Parque Arauco SA	1,263,836
		16,667,731
COLOMBIA—3.2%
BANKS—1.6%
268,000	Bancolombia SA	3,788,399
FOOD & STAPLES RETAILING—1.6%
233,901	Almacenes Exito SA	3,936,763
		7,725,162
MEXICO—16.8%
BANKS—4.2%
1,432,097	Grupo Financiero Banorte SAB de CV	10,241,643
BEVERAGES—3.6%
94,402	Fomento Economico Mexicano SAB de CV, ADR	8,840,747
FOOD & STAPLES RETAILING—3.4%
1,149,000	Organizacion Soriana SAB de CV*	3,788,817
1,750,000	Wal-Mart de Mexico SAB de CV, Series V	4,691,487
		8,480,304

6      Aberdeen Latin America Equity Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of June 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
COMMON STOCKS (continued)
MEXICO (continued)
HOUSEHOLD PRODUCTS—1.6%
1,395,700	Kimberly-Clark de Mexico SAB de CV	$3,917,018
TRANSPORTATION INFRASTRUCTURE—4.0%
152,000	Grupo Aeroportuario del Centro Norte SAB de CV, ADR*	4,903,520
38,134	Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	4,843,781
		9,747,301
		41,227,013
PERU—1.3%
CONSTRUCTION & ENGINEERING—1.3%
170,711	Grana y Montero SA, ADR	3,079,626
	Total Common Stocks	200,669,177
PREFERRED STOCKS—17.0%
BRAZIL—16.3%
BANKS—5.5%
890,025	Itau Unibanco Holding SA, ADR, Preferred Shares	12,798,560
40,623	Itau Unibanco Holding SA, Preferred Shares	587,788
		13,386,348
METALS & MINING—3.1%
391,800	Bradespar SA, Preferred Shares	3,590,835
335,117	Vale SA, ADR, Preferred Shares	3,987,892
		7,578,727
OIL, GAS & CONSUMABLE FUELS—7.7%
1,201,433	Petroleo Brasileiro SA, ADR, Preferred Shares	18,790,412
		39,755,487
CHILE—0.7%
BEVERAGES—0.5%
318,000	Embotelladora Andina SA, Class B, Preferred Shares	1,196,061
CHEMICALS—0.2%
18,800	Sociedad Quimica y Minera de Chile SA, Class B, Preferred Shares	549,367
		1,745,428
	Total Preferred Stocks	41,500,915
RIGHTS—0.0%
BRAZIL—0.0%
1,711	AMBEV SA, Receipt*	11,949
CHILE—0.0%
15,714	Empresas CMPC SA*	3,410
	Total Rights	15,359

Aberdeen Latin America Equity Fund, Inc.       7

Portfolio of Investments (unaudited) (concluded)

As of June 30, 2014

Shares	Description	Value (US$)
LONG-TERM INVESTMENTS (continued)
PRIVATE EQUITY—0.0%
GLOBAL—0.0%
2,237,292(a)	Emerging Markets Ventures I, L.P.*(b)(c)(d)(e)	$82,064
	Total Private Equity	82,064
	Total Long-Term Investments—99.0% (cost $193,201,510)	242,267,515
	Total Investments—99.0% (cost $193,201,510)(f)	242,267,515
	Other Assets in Excess of Liabilities—1.0%	2,459,815
	Net Assets—100.0%	$244,727,330

*                   Non-income producing security.

(a)         Represents contributed capital.

(b)         Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Board of Directors. See Note 2(a) of the accompanying Notes to Financial Statements.

(c)          Illiquid security.

(d)         Restricted security, not readily marketable. See Note 6 of the accompanying Notes to Financial Statements.

(e)         As of June 30, 2014, the aggregate amount of open commitments for the Fund is $262,708.

(f)            See Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

ADR American Depositary Receipt

BDR Brazilian Depositary Receipt

See Notes to Financial Statements.

8      Aberdeen Latin America Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of June 30, 2014

Assets
Investments, at value (cost $193,201,510)	$242,267,515
Cash	1,693,193
Foreign currency, at value (cost $1,625,373)	1,447,477
Dividends receivable	271,269
Prepaid expenses	168
Total assets	245,679,622
Liabilities
Investment advisory fees payable (Note 3)	484,405
Chilean repatriation taxes (Note 2)	227,393
Administration fees payable (Note 3)	81,950
Director fees payable	59,875
Investor relations fees payable (Note 3)	19,633
Accrued expenses	79,036
Total liabilities	952,292

Net Assets	$244,727,330
Composition of Net Assets
Common stock (par value $.001 per share) (Note 5)	$7,449
Paid-in capital in excess of par	185,585,048
Accumulated net investment income	2,393,340
Accumulated net realized gain from investment and foreign currency transactions	7,851,416
Net unrealized appreciation on investments and other assets and liabilities denominated in foreign currencies	48,890,077
Net Assets	$244,727,330
Net asset value per common share based on 7,448,517 shares issued and outstanding	$32.86	(a)

(a)         The NAV shown above differs from the traded NAV on June 30, 2014 due to financial statement rounding and/or financial statement adjustments.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.       9

Statement of Operations (unaudited)

For the Six Months Ended June 30, 2014

Net Investment Income
Income:
Dividends (net of foreign withholding taxes of $399,639)	$4,287,069
Total investment income	4,287,069
Expenses:
Investment advisory fee (Note 3)	939,583
Administration fee (Note 3)	117,187
Directors’ fees and expenses	91,669
Custodian’s fees and expenses	79,926
Investor relations fees and expenses (Note 3)	36,935
Independent auditors’ fees and expenses	35,862
Insurance expense	30,185
Reports to shareholders and proxy solicitation	29,998
Chilean repatriation taxes (Note 2)	25,234
Legal fees and expenses	18,676
Transfer agent’s fees and expenses	11,651
Miscellaneous	13,387
Total operating expenses before reimbursed/waived expenses	1,430,293
Expenses voluntarily reduced by Investment Adviser	(20,390)
Net expenses	1,409,903

Net Investment Income	2,877,166
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions
Net realized gain/(loss) from:
Investment transactions(a)	6,964,771
Foreign currency transactions	102,727
7,067,498
Net change in unrealized appreciation/(depreciation) on:
Investments	2,423,333
Foreign currency translation	(171,379)
2,251,954
Net realized and unrealized gain from investments and foreign currency related transactions	9,319,452
Net Increase in Net Assets Resulting from Operations	$12,196,618

(a)  Includes realized gain portion of distributions from underlying private equity investments of $0.

See Notes to Financial Statements.

10       Aberdeen Latin America Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2014 (unaudited)	For the Year Ended December 31, 2013
Increase/(Decrease) in Net Assets
Operations:
Net investment income	$ 2,877,166	$ 4,807,389
Net realized gain from investment and foreign currency related transactions	7,067,498	11,318,859
Net change in unrealized appreciation/(depreciation) on investments and foreign currency translations	2,251,954	(58,063,042)
Net increase/(decrease) in net assets resulting from operations	12,196,618	(41,936,794)
Distributions to shareholders from:
Net investment income	–	(2,950,879)
Net realized gains	–	(22,156,582)
Net decrease in net assets from distributions	–	(25,107,461)
Change in net assets resulting from operations	12,196,618	(67,044,255)
Net Assets
Beginning of period	232,530,712	299,574,967
End of period (including accumulated net investment income/(distributions in excess of net investment income) of $2,393,340 and $(483,826), respectively)	$244,727,330	$232,530,712

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Latin America Equity Fund, Inc.        11

Financial Highlights

	For the Six Months Ended June 30, 2014		For the Fiscal Years Ended December 31,
	(unaudited)		2013		2012	2011	2010	2009
Per Share Operating Performance(a)
Net asset value per common share, beginning of period	$31.22		$40.22		$33.23	$41.95	$43.41	$21.26
Net investment income	0.39		0.65		0.55	0.71	0.44	0.58
Net realized and unrealized gains/(losses) on investments and foreign currency transactions	1.25		(6.28)		8.05	(7.44)	8.19	22.54
Total from investment operations applicable to common shareholders	1.64		(5.63)		8.60	(6.73)	8.63	23.12
Dividends and distributions to shareholders:
Net investment income	—		(0.40)		(0.41)	(0.65)	(0.47)	(1.00)
Net realized gains	—		(2.97)		(1.20)	(1.34)	(9.62)	—
Total distributions	—		(3.37)		(1.61)	(1.99)	(10.09)	(1.00)
Capital Share Transactions:
Anti-dilutive impact due to capital shares tendered	—		—		—	—	—	0.03
Net asset value per common share, end of period	$32.86		$31.22		$40.22	$33.23	$41.95	$43.41
Market value, end of period	$29.89		$28.05		$36.24	$30.10	$38.72	$39.42

Total Investment Return Based on(b):
Market value	6.56%		(13.38%	)	25.53%	(17.47% )	24.75%	120.93%
Net asset value	5.25%	(c)	(13.13%	)(c)	26.20% (c)	(15.90% )	22.74%	109.30%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data
Net assets applicable to common shareholders, end of period (000 omitted)	$244,727		$232,531		$299,575	$247,505	$312,472	$265,101
Average net assets applicable to common shareholders (000 omitted)	$227,344		$278,822		$277,904	$291,612	$268,440	$194,682
Net operating expenses, net of fee waivers(e)	1.25%	(d)	1.12%		1.16%	1.18%	1.35%	1.28%
Net operating expenses, excluding fee waivers(e)	1.27%	(d)	1.14%		1.18%	1.18%	1.35%	1.28%
Net operating expenses, net of fee waivers and excluding taxes	1.23%	(d)	1.11%		1.14%	1.16%	1.27%	1.21%
Net investment income	2.55%	(d)	1.72%		1.48%	1.82%	1.03%	1.84%
Portfolio turnover	5.55%		14.36%		16.47%	11.93%	7.52%	75.70%

(a)         Based on average shares outstanding.

(b)         Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.

(c)          The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

(d)         Annualized.

(e)         Ratios include the effect of Chilean taxes.

Amounts listed as “–“ are $0 or round to $0.

See Notes to Financial Statements.

12     Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited)

June 30, 2014

1. Organization

Aberdeen Latin America Equity Fund, Inc. (the “Fund”) was incorporated in Maryland on April 17, 1990 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end, management investment company. The Fund trades on the NYSE MKT under the ticker symbol “LAQ”.

The Fund seeks long-term capital appreciation by investing primarily in Latin American equity securities.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

(a) Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time”, subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Fund’s Board of Directors. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The Fund also invests in a private equity private placement security, which represented 0.03% of the net assets of the Fund as of June 30, 2014. The private equity private placement security is deemed to be a restricted security. In the absence of a readily ascertainable market value, this security is valued at fair value as determined in good faith by, or under the direction of the Board, under procedures established by the Board. The Fund’s estimate of fair value assumes a willing buyer and a willing seller neither of whom are acting under the compulsion to buy or sell. Although this security may be resold in privately negotiated transactions, the price realized on such sale could differ from the price originally paid by the Fund or the current carrying values, and the difference could be material. This security is categorized as Level 3 investment. Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of this investment, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these private equity investments.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations

Aberdeen Latin America Equity Fund, Inc.        13

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types.

Investments	Level 1	Level 2	Level 3	Total
Long-Term Investments
Rights	$15,359	$–	$–	$15,359
Private Equity	–	–	82,064	82,064
Other	242,170,092	–	–	242,170,092
Total Investments	$242,185,451	$–	$82,064	$242,267,515

Amounts listed as “–“ are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period.

During the six months ended June 30, 2014, there were no transfers between Levels 1, 2 or 3. For the six months ended June 30, 2014, there have been no significant changes to the fair valuation methodologies.

The significant unobservable inputs used in the fair value measurement of the Fund’s private equity holdings are audited financial statements, interim financial statements, capital calls, and distributions. These unobservable inputs are used by taking the most recent quarterly valuation statements and adjusting the value using the unobservable inputs mentioned above. Significant increases (decreases) in any of those inputs in isolation would result in a significantly lower (higher) fair value measurement.

	Fair Value at 06/30/14	Valuation Technique	Unobservable Inputs	Range
Private Equity	$82,064	Partner Capital Value/Net Asset Value	Capital Calls & Distributions	$0 – $(12,190)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments, at value	Balance as of 12/31/2013	Accrued discounts (premiums)	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Capital contributed	Distributions/ sales	Net transfers in to level 3	Net transfers out of level 3	Balance as of 06/30/2014
Private Equity	$95,465	$–	$–	$(1,211)	$–	$(12,190)	$–	$–	$82,064
Total	$95,465	$–	$–	$(1,211)	$–	$(12,190)	$–	$–	$82,064

Change in unrealized appreciation/depreciation relating to investments still held at June 30, 2014 is $(1,211).

14	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

(b) Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)    market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)   purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. Dollar equivalent of the amounts actually received.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

(c) Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

(d) Distributions:

On an annual basis, the Fund intends to distribute its net realized capital gains, if any, by way of a final distribution to be declared during the calendar quarter ending December 31. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for passive foreign investment companies, wash sales, foreign taxes passed through to shareholders, investments in partnerships and foreign currencies.

(e) Federal Income Taxes and Foreign Taxes:

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Income received by the Fund from sources within certain Latin America countries may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.

The Fund incurs foreign Chilean taxes on income and realized gains generated from Chilean securities with no Chilean market presence. For the six-month period ended June 30, 2014, the Fund incurred $25,234 of such expenses. The Fund also accrues foreign Chilean taxes on securities with little to no Chilean market presence in an amount equal to what the Fund would owe if the securities were sold and the proceeds repatriated on the valuation date as a liability and reduction of unrealized gains. As of June 30, 2014 there was no accrual necessary.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended December 31, 2013 are subject to such review.

Aberdeen Latin America Equity Fund, Inc.	15

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

(g) Partnership Accounting Policy:

The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

3. Agreements and Transactions with Affiliates

(a) Investment Adviser:

Aberdeen Asset Managers Limited (“AAML” or the “Adviser”) serves as the Fund’s investment adviser with respect to all investments. AAML is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. AAML receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.00% of the first $100 million of the Fund’s average weekly market value or net assets (whichever is lower), 0.90% of the next $100 million and 0.80% of amounts above $150 million. Effective March 6, 2013, AAML has also agreed to contractually waive 0.02% of its annual advisory fee in an advisory fee waiver agreement (“Waiver Agreement”). The Waiver Agreement shall continue until the end of the current term of the Fund’s Advisory Agreement with the Adviser and may continue thereafter if specifically approved by the Adviser and the Fund’s Board. For the six month period ended June 30, 2014, AAML earned $939,583 for advisory services, of which AAML waived $20,390.

(b) Fund Administration:

Effective April 1, 2014, Aberdeen Asset Management Inc. (“AAMI”), an affiliate of AAML, is the Fund’s administrator, pursuant to an Administration Agreement under which AAMI receives a fee from the Fund computed monthly and payable quarterly, at an annual fee rate of 0.08% of the Fund’s average monthly net assets. For the period beginning April 1, 2014 and ended June 30, 2014, AAMI earned $48,100 from the Fund for administration services.

Prior to April 1, 2014, Brown Brothers Harriman & Co. (“BBH & Co.”) was the U.S. Administrator for the Fund and certain other funds advised by AAML and its affiliates (collectively the “Funds”). The Funds paid BBH & Co. a monthly administration and fund accounting service fee at an annual rate of 0.02% of the Funds’ aggregate assets up to $250 million, 0.015% for the next $250 million and 0.01% in excess of $500 million. The rate would have increased had BBH & Co. been retained to continue to serve as the Administrator to the Fund.

The Fund paid its pro rata portion of the fee based on its level of assets with a monthly minimum of $2,500. For the period beginning January 1, 2014 and ended March 31, 2014, BBH & Co. earned $8,491 from the Fund for administrative and fund accounting services.

BTG Pactual Chile S.A. Administradora de Fondos de Inversion de Capital Extranjero (formerly, Celfin Capital S.A. Administradora de

Fondos de Capital Extranjero) (“BTG Pactual Chile”) serves as the Fund’s Chilean administrator. For its services, BTG Pactual Chile is paid an annual fee by the Fund equal to the greater of 2,000 Unidad de Fomentos (“U.F.s”) or .10% of the Fund’s average weekly market value or net assets invested in Chile (whichever is lower) and an annual reimbursement of out-of pocket expenses not to exceed 500 U.F.s In addition, an accounting fee is also paid to BTG Pactual Chile. For the six months ended June 30, 2014, the administration fees and accounting fees earned by BTG Pactual Chile from the Fund amounted to $55,794 and $4,802, respectively.

(c) Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six-month period ended June 30, 2014, the Fund incurred fees of approximately $36,264 for investor relations services. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

(d) Director Purchase Plan:

Fifty percent (50%) of the annual retainer of the Independent Directors is invested in Fund shares and, at the option of each Independent Director, 100% of the annual retainer can be invested in shares of the Fund. During the six-month period ended June 30, 2014, there were no shares purchased pursuant to the Directors compensation plan. As of June 30, 2014, the Directors as a group owned less than 1% of the Fund’s outstanding shares.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended June 30, 2014, were $12,633,066 and $23,597,132, respectively.

16	Aberdeen Latin America Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

June 30, 2014

5. Capital The authorized capital of the Fund is 100,000,000 shares of $0.001 par value common stock. As of June 30, 2014, there were 7,448,517 shares of common stock issued and outstanding.

6. Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board under procedures established by the Board in the absence of readily ascertainable market values.

Security	Acquisition Date(s)	Cost	Fair Value At 06/30/14	Percent of Net Assets	Distributions Received	Open Commitments
Emerging Markets Ventures l, L.P.	01/22/98 – 01/10/06	$773,482	$82,064	0.03	$2,570,956	$262,708
Total		$773,482	$82,064	0.03	$2,570,956	$262,708

The Fund may incur certain costs in connection with the disposition of the above securities.

7. Open Market Repurchase Program

The Board authorized, but does not require, Fund management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares, in accordance with Rule 10b-18 under the Securities Exchange Act of 1934, as amended, and other applicable federal securities laws. Such purchases may be made when, in the reasonable judgment of Fund management, such repurchases may enhance shareholder value and when the Fund’s shares are trading at a discount to net asset value of 12% or more, subject to intraday fluctuations that may result in repurchases at discounts below 12%. The Board has instructed Fund management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund’s website on a monthly basis. For the six month period ended June 30, 2014, the Fund did not repurchase shares through this program.

8. Portfolio Investment Risks

(a) Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

(b) Risks Associated with Latin American Markets:

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in Latin American countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of Latin American country securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time it wishes to do so.

(c) Risks of Concentrating Investments in Brazil:

The Fund’s performance will be influenced by political, social and economic factors affecting Brazil. Special risks include exposure to currency fluctuations, less liquidity, less developed or efficient trading markets, lack of comprehensive company information, political instability and differing accounting and legal standards. Because the Fund’s investments are concentrated in Brazil, the Fund’s performance could be more volatile than that of more geographically diversified funds.

As an emerging market, the Brazilian market tends to be more volatile than the markets of more mature economies, and generally has a less diverse and less mature economic structure and a less stable political system than those of developed countries. Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Brazilian equity and currency markets and could adversely affect investments in the Fund. Brazil has historically experienced high rates of inflation and may continue to do so. Inflationary pressures may slow the rate of growth of the Brazilian economy and may lead to further government intervention in the economy, which could adversely affect the fund’s investments. Brazil continues to suffer from chronic structural public sector deficits. Unanticipated political or social developments may result in increased volatility in the Fund’s share price and sudden and significant investment losses.

Aberdeen Latin America Equity Fund, Inc.	17

Notes to Financial Statements (unaudited) (concluded)

June 30, 2014

(d) Risks Associated with Restricted Securities:

The Fund, subject to local investment limitations, may invest up to 10% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that underlying fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the private equity funds may take longer to liquidate than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values and these differences could be material. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of June 30, 2014 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$193,201,510	$61,949,857	$(12,883,852)	$49,066,005

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of June 30, 2014.

18	Aberdeen Latin America Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 27, 2014 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

(1) To re-elect certain directors to the Board of Directors of the Fund:

	Votes For	Votes Withheld
James J. Cattano	3,552,584	2,242,182
Steven N. Rappaport	3,556,195	2,238,571

Directors whose term of office continued beyond this meeting are as follows: Enrique R. Arzac, Lawrence J. Fox and Martin M. Torino.

Aberdeen Latin America Equity Fund, Inc.	19

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Corporate Information

Directors

Enrique R. Arzac, Chairman

James J. Cattano

Lawrence J. Fox

Steven N. Rappaport

Martin M. Torino

Officers

Christian Pittard, President

Jeffrey Cotton, Vice President and Chief Compliance Officer

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Alan Goodson, Vice President

Joanne Irvine, Vice President

Devan Kaloo, Vice President

Jennifer Nichols, Vice President

Nick Robinson, Vice President

Lucia Sitar, Vice President

Hugh Young, Vice President

Sharon Ferrari, Assistant Treasurer

Heather Hasson, Assistant Secretary

Investment Adviser

Aberdeen Asset Managers Limited

Bow Bells House

1 Bread Street

London, United Kingdom

EC4M 9HH

Custodian

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

U.S. Administrator

Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Chilean Administrator

BTG Pactual Chile S.A.

Administradora de Fondos de Inversion de Capital Extranjero

Apoquindo 3721, Piso 19

Santiago, Chile

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5205

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Managers Limited

The accompanying Financial Statements as of June 30, 2014 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Latin America Equity Fund, Inc. are traded on the NYSE MKT Exchange under the symbol “LAQ”. Information about the Fund’s net asset value and market price is available at www.aberdeenlaq.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Latin America Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

*Diversification does not necessarily ensure return or protect against a loss.

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

LAQ-Semi-Annual

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b) During the period ended June 30, 2014, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
January 1 through January 31, 2014	None	None	None	345,575
February 1 through	None	None	None	345,575

February 28, 2014
March 1 through March 31, 2014	None	None	None	345,575
April 1 through April 30, 2014	None	None	None	345,575
May 1 through May 31, 2014	None	None	None	345,575
June 1 through June 30, 2014	None	None	None	345,575
Total	None	None	None	--

1  The plan was announced on November 16, 2007.  The program authorizes management to make open market purchases from time to time in an amount up to 10% of the Fund’s outstanding shares. Such purchases may be made when the Fund’s shares are trading at a discount to net asset value of 12% or more. The plan does not have an expiration date. The number of shares in columns (c) and (d) represent the aggregate number of shares purchased under the plan at each month end and the total number of shares that may still be purchased under the plan at each month end, respectively.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended June 30, 2014, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)            The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)            There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Latin America Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date: September 3, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Latin America Equity Fund, Inc.

Date: September 3, 2014

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Latin America Equity Fund, Inc.

Date: September 3, 2014